RBB Bancorp

NASDAQ: RBB

2024 Second Quarter Earnings Results

July 22, 2024

Disclosure Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often include the words "believes," "expects," "anticipates," "estimates," "forecasts," "intends," "plans," "targets," "potentially," "probably," "projects," "outlook" or similar expressions or future or conditional verbs such as "may," "will," "should," "would" and "could" and the negative of these terms and similar words, although some forward-looking statements may be expressed differently. Forward-looking statements also include, but are not limited to, statements regarding plans, objectives, expectations or consequences of announced transactions, known trends and statements about future performance, operations, products and services of RBB Bancorp ("RBB" or the "Company") and its subsidiaries.

These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations or projections. Such risks and uncertainties and other factors include, but are not limited to, adverse developments or conditions related to or arising from: (1) the Bank's ability to comply with the requirements of the consent order we have entered into with the Federal Deposit Insurance Corporation ("FDIC") and the California Department of Financial Protection and Innovation ("DFPI") and the possibility that we may be required to incur additional expenses or be subject to additional regulatory action, if we are unable to timely and satisfactorily comply with the consent order; (2) the effectiveness of the Company's internal control over financial reporting and disclosure controls and procedures; (3) the potential for additional material weaknesses in the Company's internal controls over financial reporting or other potential control deficiencies of which the Company is not currently aware or which have not been detected; (4) business and economic conditions generally and in the financial services industry, nationally and within our current and future geographic markets, including the tight labor market, ineffective management of the United States ("U.S.") federal budget or debt or turbulence or uncertainly in domestic of foreign financial markets; (5) the strength of the U.S. economy in general and the strength of the local economies in which we conduct operations; (6) adverse developments in the banking industry highlighted by high profile bank failures and the potential impact of such developments on customer confidence, liquidity and regulatory responses to these developments; (7) possible additional provisions for credit losses and charge-offs; (8) credit risks of lending activities and deterioration in asset or credit quality; (9) extensive laws and regulations and supervision that we are subject to, including potential supervisory action by bank supervisory authorities; (10) increased costs of compliance and other risks associated with changes in regulation, including any amendments to the Dodd-Frank Wall Street Reform and Consumer Protection Act; (11) compliance with the Bank Secrecy Act and other money laundering statutes and regulations; (12) potential goodwill impairment; (13) liquidity risk; (14) fluctuations in interest rates; (15) failure to comply with debt covenants; (16) risks associated with acquisitions and the expansion of our business into new markets; (17) inflation and deflation; (18) real estate market conditions and the value of real estate collateral; (19) the effects of having concentrations in our loan portfolio, including commercial real estate and the risks of geographic and industry concentrations; (20) environmental liabilities; (21) our ability to compete with larger competitors; (22) our ability to retain key personnel; (23) successful management of reputational risk; (24) severe weather, natural disasters, earthquakes, fires; or other adverse external events could harm our business; (25) geopolitical conditions, including acts or threats of terrorism, actions taken by the U.S. or other governments in response to acts or threats of terrorism and/or military conflicts, including the conflicts between Russia and Ukraine and in the Middle East, which could impact business and economic conditions in the U.S. and abroad; (26) public health crises and pandemics, and their effects on the economic and business environments in which we operate, including our credit quality and business operations, as well as the impact on general economic and financial market conditions; (27) general economic or business conditions in Asia, and other regions where the Bank has operations; (28) failures, interruptions, or security breaches of our information systems; (26) climate change, including any enhanced regulatory, compliance, credit and reputational risks and costs; (27) cybersecurity threats and the cost of defending against them; (29) our ability to adapt our systems to the expanding use of technology in banking; (30) risk management processes and strategies; (31) adverse results in legal proceedings; (32) the impact of regulatory enforcement actions, if any; (33) certain provisions in our charter and bylaws that may affect acquisition of the Company; (34) changes in tax laws and regulations; (35) the impact of governmental efforts to restructure the U.S. financial regulatory system; (36) the impact of future or recent changes in the FDIC insurance assessment rate and the rules and regulations related to the calculation of the FDIC insurance assessments; (37) the effect of changes in accounting policies and practices or accounting standards, as may be adopted from time-to-time by bank regulatory agencies, the U.S. Securities and Exchange Commission ("SEC"), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters, including Accounting Standards Update 2016-13 (Topic 326, "Measurement of Current Losses on Financial Instruments, commonly referenced as the Current Expected Credit Losses Model, which changed how we estimate credit losses and may further increase the required level of our allowance for credit losses in future periods; (38) market disruption and volatility; (39) fluctuations in the Company's stock price; (40) restrictions on dividends and other distributions by laws and regulations and by our regulators and our capital structure; (41) issuances of preferred stock; (42) our ability to raise additional capital, if needed, and the potential resulting dilution of interests of holders of our common stock; (43) the soundness of other financial institutions and our ongoing relations with our various federal and state regulators, including the SEC, FDIC, FRB and DFPI; and (44) our success at managing the risks involved in the foregoing items and all other risks detailed from time to time in our filings with the SEC including our Quarterly Reports on Form 10-Q and our Annual Reports on Form 10-K, all of which could cause actual results to differ from those set forth in the forward-looking statements.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

There can be no assurance that other factors not currently anticipated by us will not materially and adversely affect our business, financial condition and results of operations. You are cautioned not to place undue reliance on our forward looking statements, which reflect management's analysis and expectations only as of the date of such statements. Forward looking statements speak only as of the date they are made, and we do not intend, and undertake no obligation, to publicly revise or update forward looking statements, whether as a result of new information, future events or otherwise, except as required by federal securities law.

Non-GAAP Financial Measures

Certain financial information in this presentation has not been prepared in accordance with U.S. generally accepted accounting principles ("GAAP") and is presented on a non-GAAP basis. Investors should refer to the reconciliations included in this presentation and should consider the Company's non-GAAP measures in addition to, not as a substitute for or superior to, measures prepared in accordance with GAAP. These measures may not be comparable to similarly titled measures used by other companies.

2nd Quarter 2024 | Financial Highlights

($ in thousands, except per share data)		3Q23		4Q23		1Q24		2Q24
Earnings & Profitability								
Diluted Earnings Per Share (EPS)	$	0.45	$	0.64	$	0.43	$	0.39
Net Interest Income before Provision for Credit Losses	$	24,589	$	25,669	$	24,877	$	23,965
Net Income	$	8,473	$	12,073	$	8,036	$	7,245
Net Interest Margin (NIM)		2.87%		2.73%		2.69%		2.67%
Efficiency Ratio [1]		55.59%		49.58%		60.07%		62.38%
Return on Average Assets [2]		0.83%		1.20%		0.81%		0.76%
Return on Tangible Common Equity [2][3]		7.82%		11.12%		7.37%		6.65%
Balance Sheet & Capital								
Gross Held for Investment (HFI) Loans	$	3,120,952	$	3,031,861	$	3,027,361	$	3,047,712
Total Deposits	$	3,154,072	$	3,174,760	$	3,028,329	$	3,023,605
Common Equity Tier 1 (CET1) Ratio		17.65%		19.07%		19.10%		18.89%
Tangible Common Equity to Tangible Assets (TCE) Ratio [3]		10.71%		11.06%		11.56%		11.53%
Tangible Book Value per Share [3]	$	22.53	$	23.48	$	23.68	$	24.06
Asset Quality								
Net Loan Charge-offs	$	2,206	$	109	$	184	$	551
Nonperforming Loans	$	40,146	$	31,619	$	35,935	$	54,589
Nonperforming Assets (NPAs)	$	40,430	$	31,619	$	37,006	$	54,589
NPLs/Total Loans		1.29%		1.04%		1.19%		1.79%
NPAs/Total Assets		0.99%		0.79%		0.95%		1.41%

2Q24 Highlights

Net Income
$7.2 million

Diluted EPS
$0.39

NIM
2.67%

Net Loan to Deposit Ratio
99.4%

TCE Ratio [3]
11.53%

Buyback Program
448,190 shares
$8.1 million

(1) Ratio calculated by dividing noninterest expense by the sum of net interest income before provision for (reversal of) credit losses and noninterest income.
(2) Annualized
(3) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company's Earnings Press Release.

Strategically Managed Balance Sheet

RBB BANCORP

($ in thousands, except per share data)	9/30/2023	12/31/2023	3/31/2024	6/30/2024
Cash and Due From Banks	$ 331,391	$ 431,973	$ 269,843	$ 253,369
Available for Sale (AFS) Securities	354,378	318,961	335,194	325,582
Held to Maturity (HTM) Securities	5,214	5,209	5,204	5,200
Loans Held for Sale (LHFS)	62	1,911	3,903	3,146
Gross Loans HFI	3,120,952	3,031,861	3,027,361	3,047,712
Allowance for Loan Losses (ALL)	(42,430)	(41,903)	(41,688)	(41,741)
Net HFI loans	3,078,522	2,989,958	2,985,673	3,005,971
Other Assets	299,787	278,013	278,189	274,918
Total Assets	**$ 4,069,354**	**$ 4,026,025**	**$ 3,878,006**	**$ 3,868,186**
Total Deposits	$3,154,072	$3,174,760	$3,028,329	$3,023,605
Federal Home Loan Bank (FHLB) Advances	150,000	150,000	150,000	150,000
Long-term Debt and Subordinated Debentures	188,903	134,085	134,236	134,385
Other Liabilities	73,868	55,920	51,455	48,905
Total Liabilities	**$ 3,566,843**	**$ 3,514,765**	**$ 3,364,020**	**$ 3,356,895**
Total Shareholders' Equity	**$ 502,511**	**$ 511,260**	**$ 513,986**	**$ 511,291**
Book Value per Share	$26.45	$27.47	$ 27.67	$ 28.12
Tangible Book Value per Share (1)	$22.53	$23.48	$ 23.68	$ 24.06
Common Equity Ratio	12.35%	12.70%	13.25%	13.22%
Tangible Common Equity Ratio (1)	10.71%	11.06%	11.56%	11.53%
Net Loans to Deposits Ratio	97.6%	94.2%	98.6%	99.4%



Net loans to deposits ratio
$ in Millions
97.6%
94.2%
98.6%
99.4%
$3,079
$3,154
$2,990
$3,175
$2,986
$3,028
$3,006
$3,024
9/30/2023
12/31/2023
3/31/2024
6/30/2024
Net loans
Deposits
Net loans to deposits ratio (2)

- Loans increased $20.4 million with growth in commercial real estate (CRE), commercial and industrial (C&I), construction and land development (C&D) and single-family residential (SFR) portfolios.
- Deposits include $72.2 million growth in retail deposits to replace maturing brokered deposits

(1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company's Earnings Press Release.

Diversified Loan Portfolio

- Diversified across business lines
  - SFR - Mainly non-qualified mortgage loans
  - CRE – loans secured by commercial real estate; mainly multifamily, owner occupied CRE and non-owner occupied CRE
  - C&I - Majority secured by assets
  - SBA - 7(a) program loans for business acquisition or working capital and 504 program loans
- 59% of total loans are fixed rate and 41% are variable rate[1]
- 2Q24 production of approx. $115 million at an average rate of 7.4%
- Annualized yield on HFI loans of 6.04% for the second quarter of 2024
  - Nonaccrual interest reversal totaled $710,000 for 2Q24 reducing the loan yield by 9 bps and $190,000 for 1Q24 reducing the loan yield by 2 bps.

Loan Portfolio Composition as of 6/30/24



Other
0%
CRE
39%
SFR
48%
C&D
7%
C&I
4%
SBA
2%

Business Line ($ in thousands)	June 30, 2024	2Q24 Yield	March 31, 2024	1Q24 Yield
Single-family residential mortgages (SFR)	$ 1,467,802	5.15%	$ 1,463,497	5.06%
Commercial real estate (CRE)	1,190,207	6.15%	1,178,498	6.21%
Construction and land development (C&D)	202,459	10.11%	198,070	10.89%
Commercial and industrial (C&I)	126,649	7.29%	121,441	8.08%
Small Business Adminstration (SBA)	50,323	9.30%	54,677	9.12%
Other	10,272	8.65%	11,178	8.65%
Total Loans HFI	$ 3,047,712	6.04%	$ 3,027,361	6.07%

(1) Fixed rate loans include loans that have initial fixed rate terms prior to converting to variable rate loans at a future date occurring more than 2 years from June 30, 2024.

Business Line Profile: CRE | C&D

CRE Loans

$1,190.2 million



Other
Owner
Occupied
16.4%
Other Non-Owner
Occupied
30.7%
Multifamily
49.2%

($ in thousands)	2Q24	%
Warehouse	$ 171,673	14.4%
Hotel/Motel	126,883	10.7%
Office	47,245	4.0%
Other	215,020	18.1%
CRE Owner Occupied & Non-Owner Occupied	560,821	47.1%
Multifamily	585,967	49.2%
Single Family	43,419	3.7%
Total CRE Loans	1,190,207	100%

C&D Loans

$202.5 million



Land
Development
9.0%
Residential
Construction
41.3%
Commercial
Construction
49.7%

- CRE Office average Loan-to-value (LTV) of 53%
  - Over 75% of loans with LTV <65%
- CRE Office geographic distribution
  - 82% of properties located within primary service areas
- Multifamily average LTV of 56%
  - 100% of loans with LTV <65%
  - NY rent controlled of $53.9 million

Distribution by Geography


SoCal
NY
NorCal
IL
NJ
NV
Other
NV 1%
Other 2%
IL 3%
NJ 2%
NorCal 7%
SoCal 40%
NY 45%
$1.47 billion Residential Mortgage Loans

Distribution by LTV


<50%
50%-54%
55% - 59%
60% - 64%
65% - 70%
>70%
>70% 9%
<50% 16%
50%-54% 8%
55% - 59% 20%
60% - 64% 16%
65% - 70% 31%
$470,721 Avg. loan size

- Regional distribution
  - 98% of properties located within primary service areas

- Loan-to-value (LTV) distribution
  - Average weighted LTV 61%
  - Over 90% of loans with LTV <70%

Business Line Profile: C&I | SBA

C&I Loans

$126.6 million


Shared
Nat'l
Credits
2.0%
Commercial Term
21.3%
Credit Lines
76.7%

SBA Loans

$50.3 million


Guaranteed
4.8%
504 Loans (1)
37.9%
Unguaranteed
Secured by RE
53.7%
Unguaranteed
Unsecured
3.7%

C&I and SBA Portfolio ($mm)


$50.4
$52.1
$54.7
$50.3
$127.7
$130.1
$121.4
$126.6
9/30/2023
12/31/2023
3/31/2024
6/30/2024
C&I Loans
SBA Loans

Unguaranteed SBA Loans Total $47.9 Million

By Business


Other Real
Estate
28.2%
Retail
10.1%
Gas
Stations
8.8%
Hotel/Motels
52.9%

By Location


Other 3.9%
Nevada 6.5%
Arizona 4.9%
New York
6.8%
Oregon
11.0%
Washington
12.0%
Texas 12.7%
California
42.2%

(1) SBA 504 loans are unguaranteed loans secured by RE.

Asset Quality Metrics: Non-Performing Assets (NPAs)



NPAs / Total Assets
$ in Thousands
$40,430
0.99%
$31,619
0.79%
$37,006
0.95%
$54,589
1.41%
9/30/23
12/31/2023
3/31/2024
6/30/2024
Non-performing loans
OREO
NPAs / Total Assets

Non-Performing Loans ($ in thousands)	2Q24	%
SFR	$ 19,623	35.9%
CRE	17,617	32.3%
C&D	10,000	18.3%
C&I	6,472	11.9%
SBA	871	1.6%
Other	6	0.0%
Total Non-Performing Loans	$ 54,589	100%

- Non-Performing Loans (NPLs) increased $18.7 million and OREO totaling $1.1 million was sold during the second quarter of 2024 for a gain of $292,000.
- NPLs increased mostly due to 3 loans totaling $22.0 million consisting of a C&D loan, a CRE loan, and a C&I loan. In addition, NPL payoffs /paydowns totaled $3 million and loans that migrated to accruing status totaled $784,000.
- Weighted average LTV of non-performing loans was 60% comprised of the following loan types:
  - CRE: 74% weighted average LTV
  - C&D: 87% weighted average LTV
  - C&I: 46% weighted average LTV
  - SFR: 49% weighted average LTV

Non-Performing Loans By Region



NV
1.4%
Other Regions
1.5%
NY
2.1%
IL
32.2%
CA
62.8%

NON-PERFORMING LOAN ROLLFORWARD
TOP 10 RELATIONSHIPS

RBB Bancorp 皇佳商業金控

Non-Performing Loans ($ in thousands)

#	2Q24	1Q24	Incr (Decr)	Loan Category	2Q Delinquency Status	1Q Accrual Status
1	$10,000	$-	$10,000	C&D	90+	Accrual
2	$8,367	$8,535	($168)	CRE	60-89 PD	Nonaccrual
3	$7,257	$-	$7,257	CRE	90+	Accrual
4	$4,794	$4,794	$-	SFR	90+	Nonaccrual
5	$4,709	$-	$4,709	C&I	90+	Accrual
6	$4,058	$4,082	($24)	SFR	90+	Nonaccrual
7	$3,855	$3,855	$-	SFR	90+	Nonaccrual
8	$1,437	$1,438	$-	CRE	90+	Nonaccrual
9	$892	$892	$-	SFR	90+	Nonaccrual
10	$859	$876	($17)	SFR	90+	Nonaccrual
11+	$8,362	$11,464	(3,109)			
Total	$54,589	$35,935	$18,654			

- Non-performing loans increased $18.7 million to $54.6 million due mostly to the addition of 6 loans totaling $22.5 million and reduction of $3.9 million.
- The additions included $22.0 million related to 3 loans or 2 relationships
- 2 SFR loans totaling $8.1 million are in process of resolution, which is expected to result in full repayment

Asset Quality Metrics : Loan Classifications and Delinquencies


Special Mention Loans & Substandard Loans
$ in Thousands
$102,613
$93,941
$77,750
$82,596
$71,401
$61,099
$57,170
$63,076
$31,21
$32,84
$20,58
$19,52
9/30/23
12/31/2023
3/31/2024
6/30/2024
Special Mention
Substandard


Special Mention Loans & Substandard Loans by Type
$63,076
$20,374
$11,392
$31,310
$19,520
$1,002
$18,518
Special Mention
Substandard
CRE & C&D
C&I & SBA
Mortgage & Consumer


30-89 days delinquent loans, excluding nonperforming loans
$ in Thousands
$16,605
$3,05
$3,420
13,38
$17,421
$3,52
$2,159
$9,11
9/30/2023
12/31/2023
3/31/2024
6/30/2024
SFR
Non-SFR

- Substandard loans increased $5.9 million
  - $10.0 million C&D loan downgraded from pass to substandard
  - $1.4 million downgrades from special mention loans
  - $6.0 million of loan paydowns
  - $856,000 of upgrades to pass loans
  - $541,000 of charge-offs
- Special mention loans decreased $1.1 million
  - $1.4 million downgrades to substandard loans
  - $711,000 of loan paydowns
  - $1.0 million of additions

Allowance for Credit Losses, Credit Cost Provisions and Credit Metrics


Allowance for Loan Losses (ALL)
$ in Thousands
1.36%
1.38%
1.38%
1.37%
$42,430
$41,903
$41,688
$41,741
9/30/2023
12/31/2023
3/31/2024
6/30/2024
ALL
ALL / HFI loans ratio


Provision for (Reversal of) Credit Losses & Net Charge Offs
$ in Thousands
0.28%
$2,206
$1,399
$109
0.01%
$(431)
0.02%
$-
$184
0.07%
$557
$551
3Q23
4Q23
1Q24
2Q24
Provision for/(Reversal of) Credit Losses
Net Charge-offs
Net Charge-offs to Average Loans Ratio

- The allowance for loan losses (ALL) was $41.7 million and a reserve for unfunded commitments (RUC) was $624,000 at 6/30/24. The allowance for credit losses (ACL) totaled $42.4 million.
- The ACL increased $6,000 during 2Q24 due to $557,000 in provision for credit losses offset by net charge-offs of $551,000.
- The 2Q24 provision for credit losses compares to no provision for credit losses in 1Q24. The change results from
  - modest loan growth and impact on the loan portfolio mix
  - the impact of ongoing uncertainty in the economy related to inflation and the interest rate environment; and
  - credit quality metrics, including higher nonperforming loans
- The ALL as a percentage of loans held for investment was 1.37% at 6/30/24, compared to 1.38% at 3/31/24

Deposits

Total Deposits

$3,021 million



Wholesale deposits 4.0%
DDA 18.0%
Savings, NOW & MMA 21.4%
Time Deposits, $250,000 and under 30.5%
Time deposits, greater than $250,000 26.1%

Deposit Mix – QoQ Annualized

$ in millions



$3,175
$3,154
$3,175
$3,028
$3,024
-3%
+3%
-18%
-1%
$598
$608
$632
$643
$648
502
437
406
198
121
$662
$736
$812
$746
$790
$827
$801
$785
$901
$922
$586
$572
$540
$540
$543
2Q23
3Q23
4Q23
1Q24
2Q24
Non-interest bearing
Time deposits, greater than $250,000
Savings, NOW & MMA
Time deposits, $250,000 and under
Wholesale

Uninsured Deposits ($ billions)



$1.3
$1.3
$1.4
$1.3
$1.3
38.6%
39.9%
38.0%
42.8%
43.3%
6/30/2023
9/30/2023
12/31/2023
3/31/2024
6/30/2024
Uninsured Deposits
Collateralized Deposits
Uninsured Deposits, Excluding Collateralized Deposits / Total Deposits

Average Cost of Deposits by Type

in bps



Unchanged all-in deposit costs
280
314
338
359
359
347
383
408
432
436
398
433
457
478
482
185
212
256
287
309
Total Deposits
IB Deposits
Time
Savings, NOW & MMA
2Q23
3Q23
4Q23
1Q24
2Q24

Operating Expense & Efficiency


Noninterest Expense
$16.88
$16.39
$16.97
$17.12
$2.38
$1.02
$1.32
$2.41
$9.74
$2.50
$1.29
$1.36
$2.39
$8.86
$2.30
$0.88
$1.42
$2.44
$9.93
$2.43
$1.26
$1.47
$2.44
$9.53
$ in millions
3Q23
4Q23
1Q24
2Q24
Salaries and employee benefits
Occupancy and equipment
Data processing
Legal and professional
Other


Total Revenue & Efficiency Ratio
$ in millions
55.59%
49.58%
60.07%
62.38%
$30.36
$33.06
$28.25
$27.45
3Q23
4Q23
1Q24
2Q24
Total Revenue
Efficiency Ratio (1)


NIE / Avg Assets Ratio
$ in millions
1.65%
1.63%
1.72%
1.79%
$16.88
$16.39
$16.97
$17.12
3Q23
4Q23
1Q24
2Q24
Noninterest expense (NIE)
NIE / Avg Assets Ratio (2)

- 2Q24 noninterest expense of $17.1 mm, increased $155,000
  - Higher legal and professional expenses due primarily to higher legal costs for OREO and loan related matters. The prior quarter included an insurance reimbursement.
  - Lower salaries and employee benefits expense due to the timing of taxes and benefits.
- Noninterest expense as a percentage of total average assets increased to 1.79% in 2Q24 from 1.72% in 1Q24.
- 2Q24 efficiency ratio[1] was 62.38%, up from 60.07% in 1Q24 due to a decrease in total revenue (lower net interest income) and an increase in non-interest expense.

(1) Ratio calculated by dividing noninterest expense by the sum of net interest income before provision for credit losses and noninterest income. (2) Annualized

Accumulation of Strong Company Capital Ratios

RBB BANCORP

CET1 Capital Ratio



17.65%
19.07%
19.10%
18.89%
6.50%
6.50%
6.50%
6.50%
9/30/23
12/31/2023
3/31/2024
6/30/3024
CET1 Capital Ratio
Well Capitalized Level

Tangible Common Equity Ratio[1]



10.71%
11.06%
11.56%
11.53%
9/30/2023
12/31/2023
3/31/2024
6/30/2024
Tangible Common Equity Ratio

Total Capital Ratio



26.24%
25.92%
25.91%
25.67%
10.00%
10.00%
10.00%
10.00%
9/30/2023
12/31/2023
3/31/2024
6/30/3024
Total Capital Ratio
Well Capitalized Level

Leverage Ratio



11.68%
11.99%
12.16%
12.48%
5.00%
5.00%
5.00%
5.00%
9/30/23
12/31/2023
3/31/2024
6/30/2024
Leverage Ratio
Well Capitalized Level

- The Company's capital levels are higher than most peer banks
- Invested $8.1 million in the stock buyback program with the repurchase of 448,190 shares during 2Q24
- Quarterly common stock dividend of $0.16/share, equivalent to $0.64 per share annualized
- Return on average tangible common equity[1] of 6.65%, down from 7.37% from the prior quarter

(1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company's Earnings Press Release.

Appendix: Non-GAAP Reconciliations

Non-GAAP Reconciliation: Tangible Common Equity and Tangible Assets

Some of the financial measures included in this presentation are not measures of financial performance recognized by GAAP. These non-GAAP financial measures include "tangible common equity to tangible assets," "tangible book value per share," and "return on average tangible common equity." Our management uses these non-GAAP financial measures in its analysis of our performance and believes these are helpful to investors as an additional tool for further understanding our performance. The following table reconciles shareholders' equity (on a GAAP basis) to tangible common equity and total assets (on a GAAP basis) to tangible assets, calculates our tangible book value per share, and reconciles return on average tangible common equity to its most comparable GAAP measure:

($ in thousands)		9/30/2023		12/31/2023		3/31/2024		6/30/2024
Tangible Common Equity:								
Total Shareholders' Equity	$	502,511	$	511,260	$	513,986	$	511,291
Adjustments								
Goodwill		(71,498)		(71,498)		(71,498)		(71,498)
Core Deposit Intangible		(3,010)		(2,795)		(2,594)		(2,394)
Tangible Common Equity	**$**	**428,003**	**$**	**436,967**	**$**	**439,894**	**$**	**437,399**
Tangible Assets:								
Total Assets - GAAP		4,069,354		4,026,025		3,878,006		3,868,186
Adjustments								
Goodwill		(71,498)		(71,498)		(71,498)		(71,498)
Core Deposit Intangible		(3,010)		(2,795)		(2,594)		(2,394)
Tangible Assets	**$**	**3,994,846**	**$**	**3,951,732**	**$**	**3,803,914**	**$**	**3,794,294**
Common Shares Outstanding		18,995,303		18,609,179		18,578,132		18,182,154
Tangible Common Equity to Tangible Assets Ratio		**10.71%**		**11.06%**		**11.56%**		**11.53%**
Tangible Book Value Per Share	**$**	**22.53**	**$**	**23.48**	**$**	**23.68**	**$**	**24.06**
Average Tangible Common Equity:								
Average Shareholders' Equity	$	504,432	$	505,184	$	512,787	$	512,185
Adjustments								
Goodwill		(71,498)		(71,498)		(71,498)		(71,498)
Core Deposit Intangible		(3,165)		(2,935)		(2,726)		(2,525)
Average Tangible Common Equity	**$**	**429,769**	**$**	**430,751**	**$**	**438,563**	**$**	**438,162**
Net Income Available to Common Shareholders		8,473		12,073		8,036		7,245
Return on Average Tangible Common Equity		**7.82%**		**11.12%**		**7.37%**		**6.65%**